Exhibit 10.1

Amendment No. 3, Consent and Waiver to Credit Agreement

This Amendment No. 3, Consent and Waiver to Credit Agreement, dated as of April 8, 2005 (this "Amendment"), is entered into among JohnsonDiversey, Inc., a Delaware corporation (the "Company"), JohnsonDiversey Canada, Inc., an Ontario corporation (the "Canadian Borrower"), JohnsonDiversey Holdings II B.V., a Dutch corporation (the "Euro Borrower"), and Johnson Professional Co., Ltd, a Japanese corporation (the "Japanese Borrower" and, with the Company, the Canadian Borrower and the Euro Borrower, collectively, the "Borrowers"), JohnsonDiversey Holdings, Inc., a Delaware corporation ("Holdings"), and Citicorp USA, Inc., as Administrative Agent (as defined below) on behalf each Lender executing a Lender Consent (as defined below), and amends the Credit Agreement, dated as of May 3, 2002, as amended by Amendment No. 1 dated as of August 6, 2003 and as further amended by Amendment No. 2 dated as of February 24, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, Citicorp USA, Inc., as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the "Administrative Agent"), Goldman Sachs Credit Partners L.P., as Syndication Agent for the Lenders and the Issuers, and JPMorgan Chase Bank, N.A.. (as successor in interest to Bank One, NA), ABN Amro Bank N.V., Royal Bank of Scotland plc, New York Branch, and General Electric Capital Corporation as Co-Documentation Agents for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W i t n e s s e t h:

WHEREAS, the Company has requested that the Lenders agree to reduce the rate of interest applicable to the Tranche B Dollar Loans;

WHEREAS, in connection with such requested interest rate reduction and as further described herein, the Company desires to voluntarily prepay certain outstanding Tranche B Dollar Loans under the Credit Agreement in a principal amount equal to the principal amount of the Tranche B Dollar Loans held by the Tranche B Dollar Lenders that are not Consenting Lenders (as defined below) (the "Proposed Dollar Prepayment"), with the proceeds of new term loans having identical terms as, the same rights and obligations as, and in the same aggregate principal amounts as, the Tranche B Dollar Loans being so refinanced under the Loan Documents, including as such terms are amended hereby;

WHEREAS, the Company shall pay to each Tranche B Dollar Lender that does not execute and deliver a Lender Consent the principal amount of, and all accrued and unpaid interest on, its Tranche B Dollar Loans plus any amounts owing pursuant to Section 2.14(e) (Breakage Costs) of the Credit Agreement, through the 2005 Tranche B Dollar Loan Reduction Effective Date (as defined below) on the 2005 Tranche B Dollar Loan Reduction Effective Date;

WHEREAS, the Company has requested that additional Tranche B Dollar Loans be made available to it in an aggregate amount up to the Dollar equivalent of the outstanding aggregate principal amount of Tranche B Euro Loans and having identical terms and the same rights and obligations as the Tranche B Dollar Loans;

WHEREAS, in connection with such requested additional Tranche B Dollar Loans and as further described herein, the Euro Borrower desires to voluntarily prepay certain outstanding Tranche B Euro Loans under the Credit Agreement (the "Proposed Euro Prepayment"), with the proceeds of the new term loans made available to the Company;

WHEREAS, the Company has advised the Lenders that as a result of changes to the "thin capitalization" regulations in the Netherlands, ownership of Johnson Polymer, B.V. was transferred from Johnson Polymer, LLC to JohnsonDiversey Holdings II B.V. on December 31, 2004 to enable the Company to retain the benefit of certain tax credits (the "2004 Dutch Reorganization");

WHEREAS, in connection with a Post-Closing Reorganization, the Company transferred ownership of JohnsonDiversey Europe B.V. to JohnsonDiversey Espana, S.L. (the "Europe B.V. Transfer");

WHEREAS, the Administrative Agent has previously been granted a first ranking right of pledge on 65% of the issued and outstanding share capital of JohnsonDiversey Europe B.V. and a first ranking right of pledge on 60% of the issued and outstanding share capital of Johnson Polymer, B.V., each to secure the Obligations of the Company under the Credit Agreement (the "Existing First Ranking Pledges");

WHEREAS, in connection with the 2004 Dutch Reorganization and in connection with the Europe B.V. Transfer, the Company has requested that the Lenders consent to the 2004 Dutch Reorganization and, subject to the establishment of replacement Liens or pledges in respect of such Collateral in accordance with Section 7.11 (Additional Collateral and Guaranties), release the Existing First Ranking Pledges (the "2005 Release");

WHEREAS, the Borrowers have requested that the Administrative Agent and the Requisite Lenders amend the Credit Agreement as set forth herein;

WHEREAS, pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the consents and amendments set forth herein; provided that the amendments set forth in Section 2(B) (Amendments to the Credit Agreement) below require the consent of each Lender in respect of which the rate of interest on any Loan outstanding to such Lender is being decreased by the terms of this Amendment; and

WHEREAS, the Lenders party to the attached Acknowledgement and Consent of Lenders to this Amendment (the "Lenders' Consent") constituting the Requisite Lenders and, with respect to the amendments set forth in Section 2(B) (Amendments to the Credit Agreement), each Tranche B Dollar Lender and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth herein;

Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

    Consent and Waiver

    (A) Effective as of the Amendment No. 3 Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the General Effectiveness of this Amendment) hereof, the Lenders party to the Lenders' Consent (such Lenders, the "Consenting Lenders"), constituting the Requisite Lenders, and the Administrative Agent consent to the 2004 Dutch Restructuring and the 2005 Release.

    (B) Effective as of the 2005 Tranche B Dollar Loan Reduction Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the 2005 Tranche B Dollar Loan Reduction) hereof, the Consenting Lenders and the Administrative Agent agree as follows:

    (i) solely in the case of the Proposed Dollar Prepayment, to waive the requirement contained in Section 2.8(b)(Optional Prepayments) of the Credit Agreement to provide at least three Business Days' prior notice to the Administrative Agent of a voluntary prepayment;

    (ii) solely in the case of the Proposed Dollar Prepayment, to waive the requirement contained in Section 2.8(b)(Optional Prepayments) of the Credit Agreement that partial prepayments shall be in an aggregate amount not less than $5,000,000 or integral multiples of $1,000,000 in excess thereof;

    (iii) each Consenting Lender that is a Tranche B Dollar Lender waives its right under Section 2.13(f) (Payments and Computations) of the Credit Agreement to receive its share of the Proposed Dollar Prepayment on the 2005 Tranche B Dollar Loan Reduction Effective Date and agrees that such share shall be distributed to those Tranche B Dollar Lenders that are not Consenting Lenders; and

    (iv) certain Lenders to be determined and acceptable to the Administrative Agent shall make available to the Company additional term loans on identical terms as, and having the same rights and obligations under the Loan Documents as, and being secured by the same collateral as, the Tranche B Dollar Loans under the Loan Documents as amended hereby (such loans, the "2005 Additional Tranche B Dollar Loans") in an aggregate principal amount equal to the principal amount of the Tranche B Dollar Loans being repaid in connection with the Proposed Dollar Prepayment, the proceeds of which 2005 Additional Tranche B Dollar Loans shall be used solely to finance the Proposed Dollar Prepayment.

    (C) Effective as of the Amendment No. 3 Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the General Effectiveness of this Amendment) hereof, the Consenting Lenders and the Administrative Agent agree as follows:

    (i) solely in the case of the Proposed Euro Prepayment, to waive the requirement contained in Section 2.8(b)(Optional Prepayments) of the Credit Agreement to provide at least three Business Days' prior notice to the Administrative Agent of a voluntary prepayment;

    (ii) solely in the case of the Proposed Euro Prepayment, to waive the requirement contained in Section 2.8(b)(Optional Prepayments) of the Credit Agreement that partial prepayments shall be in an aggregate amount not less than $5,000,000 or integral multiples of $1,000,000 in excess thereof; and

    (iii) certain Lenders to be determined and acceptable to the Administrative Agent shall make available to the Company additional Tranche B Dollar Loans on identical terms as, and having the same rights and obligations under the Loan Documents as, and being secured by the same collateral as, the Tranche B Dollar Loans under the Loan Documents as amended hereby (such loans, the "2005 Tranche B Euro Replacement Loans") in an aggregate principal amount up to the Dollar equivalent of the principal amount of the Tranche B Euro Loans being repaid in connection with the Proposed Euro Prepayment, the proceeds of which 2005 Tranche B Euro Replacement Loans shall be used solely to finance the Proposed Euro Prepayment.

    Amendments to the Credit Agreement

    (A) Effective as of the Amendment No. 3 Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the General Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:

      Amendments to Article I (Definitions, Interpretation and Accounting Terms)

        The following definitions are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

        "Amendment No. 3 Effective Date" has the meaning specified in the Third Amendment.

        "Company's Accountants" means Ernst & Young LLP or other independent nationally-recognized public accountants acceptable to the Agents.

        "Lender" means each financial institution or other entity that (a) is listed on the signature pages hereof as a "Lender", (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance, (c) makes Additional Tranche B Dollar Loans available to the Company pursuant to the Terms of the Second Amendment, (c) makes 2005 Additional Tranche B Dollar Loans available to the Company pursuant to the terms of the Third Amendment or (d) makes 2005 Tranche B Euro Replacement Loans available to the Company pursuant to the terms of the Third Amendment.

        "Non-Cash Interest Expense" means, with respect to any Person for any period, the sum of the following amounts to the extent included in the calculation of Interest Expense of such Person for such period: (a) the amount of debt discount and debt issuances costs amortized, (b) charges relating to write-ups or write-downs in the book or carrying value of existing Financial Covenant Debt, (c) interest payable in evidences of Indebtedness or by addition to the principal of the related Indebtedness and (d) non-cash charges incurred in connection with early termination of Hedging Contracts upon prepayment of Indebtedness hedged under such Hedging Contract.

        "Third Amendment" means that certain Amendment No. 3, Consent and Waiver to this Agreement, dated as of April 8, 2005, among the Borrowers, Holdings and the Administrative Agent, on behalf of each Lender that delivered to the Administrative Agent an executed Lender Consent in the form attached as Exhibit B to thereto.

        "Tranche B Dollar Commitment" means, with respect to each Tranche B Dollar Lender, (i) the commitment of such Lender to make Tranche B Dollar Loans to the Company in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I (Commitments) under the caption "Tranche B Dollar Commitment" as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement, (ii) the commitment of such Lender to make Additional Tranche B Dollar Loans to the Company on the Tranche B Dollar Loan Reduction Effective Date in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name on Schedule IA (Additional Tranche B Dollar Commitments) under the caption "Additional Tranche B Dollar Commitment" as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement, (iii) the commitment of such Lender to make 2005 Additional Tranche B Dollar Loans to the Company on the 2005 Tranche B Dollar Loan Reduction Effective Date in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name on Schedule IB (2005 Additional Tranche B Dollar Commitments) under the caption "2005 Additional Tranche B Dollar Commitment" as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement, or (iv) the commitment of such Lender to make 2005 Tranche B Euro Replacement Loans to the Company on the Amendment No. 3 Effective Date in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name on Schedule IC (2005 Tranche B Euro Replacement Commitments) under the caption "2005 Tranche B Euro Replacement Commitment" as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement.

        "2005 Additional Tranche B Dollar Loans" means the 2005 Additional Tranche B Dollar Loans, in an aggregate amount equal to the aggregate principal amount of Tranche B Dollar Loans held by the Tranche B Dollar Lenders that shall not have consented to the Third Amendment, made available to the Company pursuant to the Third Amendment with identical terms as, and the same rights and obligations as, the Tranche B Dollar Loans made to the Borrowers on the Closing Date under the Loan Documents (including as amended by the Third Amendment).

        "2005 Tranche B Dollar Loan Reduction Effective Date" has the meaning specified in the Third Amendment.

        "2005 Tranche B Euro Replacement Loans" means the 2005 Tranche B Euro Replacement Loans, in an aggregate amount up to the Dollar equivalent of the aggregate principal amount of Tranche B Euro Loans held by the Tranche B Euro Lenders, made available to the Company pursuant to the Third Amendment with identical terms as, and the same rights and obligations as, the Tranche B Dollar Loans made to the Borrowers on the Closing Date under the Loan Documents (including as amended by the Third Amendment).

        Clauses (a) and (b) of the definition of "Interest Period" are hereby amended and restated in their entirety to read as follows:

        (a) initially, the period commencing on the date such Eurocurrency Rate Loan is made or on the date of conversion of a Base Rate Loan to such Eurocurrency Rate Loan and ending one, two, three or six months thereafter (or, if deposits of such duration are available to all Dollar/Euro Revolving Credit Lenders, for Dollar/Euro Revolving Credit Borrowings of Dollars, ending one week thereafter), as selected by the applicable Borrower in its Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.2 (Borrowing Procedures) or 2.11 (Conversion/Continuation Option), and (b) thereafter, if such Loan is continued, in whole or in part, as a Eurocurrency Rate Loan pursuant to Section 2.11 (Conversion/Continuation Option), a period commencing on the last day of the immediately preceding Interest Period therefor and ending one, two, three or six months thereafter (or, if deposits of such duration are available to all Dollar/Euro Revolving Credit Lenders, for Dollar/Euro Revolving Credit Borrowings of Dollars, ending one week thereafter), as selected by the applicable Borrower in its Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.11 (Conversion/Continuation Option); provided, however, that all of the foregoing provisions relating to Interest Periods in respect of Eurocurrency Rate Loans are subject to the following:

        Clause (f) of the definition of "Net Cash Proceeds" is hereby amended and restated in its entirety to read as follows:

        (f) repayment of any Intercompany Term Note, or part thereof, or a series of back-to-back Intercompany Term Notes evidencing a single Intercompany Term Loan (other than any repayment of an Intercompany Term Note or series of Intercompany Term Notes if such repayment is made by, or the proceeds are used for, a new Intercompany Term Loan, whether evidenced by a single Intercompany Term Note or a Series of Intercompany Term Notes, on substantially the same terms to the ultimate Intercompany Borrower).

        Clause (e) of the definition of "Permitted Joint Venture" is hereby amended and restated in its entirety to read as follows:

      (e) in respect of which all consideration paid in connection with such acquisition (including all transaction costs and all Indebtedness or other obligations (in each case whether contingent or otherwise)), including any contractually binding commitment to make future capital contributions, incurred or assumed in connection therewith (collectively, the "Permitted Joint Venture Consideration") does not exceed, together with all other Permitted Joint Ventures, an aggregate of the Dollar equivalent of $75,000,000 for each Fiscal Year; provided, however, that to the extent that such Permitted Joint Venture Consideration for any such Fiscal Year shall be less than the Dollar equivalent of $75,000,000 for such Fiscal Year (without giving effect to the carryover permitted by this proviso), the difference between the Dollar equivalent of $75,000,000 and such Permitted Joint Venture Consideration shall, in addition, be available for Permitted Joint Ventures in the next succeeding Fiscal Year; provided further, however, that no portion of the such amount carried over from the previous Fiscal Year shall be allocated to Permitted Joint Ventures in the next Fiscal Year until the amount allocated to the current Fiscal Year is exhausted. Notwithstanding the foregoing, if at any time the Company's Leverage Ratio is less than 3.0:1 (determined for the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)), Permitted Joint Venture Consideration shall be increased to an aggregate amount per year equal to 15% of the Consolidated Total Assets of the Company and its Subsidiaries; provided, however, that any such increase shall be eliminated at any time that the Company's Leverage Ratio equals or exceeds 3.0:1 (determined for the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)).

      Amendments to Article II (The Facilities)

        Clause (c)(i) of Section 2.1 (The Commitments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        (i) On the terms and subject to the conditions contained in this Agreement, each Tranche B Dollar Lender severally agrees to make a term loan (each a "Tranche B Dollar Loan") to the Company on the Closing Date, the Tranche B Dollar Loan Reduction Effective Date, the Amendment No. 3 Effective Date or the 2005 Tranche B Dollar Loan Reduction Effective Date, as applicable, in an amount not to exceed such Lender's Tranche B Dollar Commitment in effect at such time which Tranche B Dollar Loan shall be available in Dollars to the Company pursuant to such Lender's pro rata share of the Tranche B Dollar Commitments. Amounts of Tranche B Dollar Loans repaid or prepaid may not be reborrowed.

        Clause (b) of Section 2.2 (Borrowing Procedures) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        (b) Term Loan Borrowings. All Borrowings of Term Loans shall be made upon receipt of a Notice of Borrowing given by the applicable Borrower to the Administrative Agent not later than 11:00 a.m. (New York Time) (i) on the Closing Date (or, (1) in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date, (2) in the case of the Additional Tranche B Dollar Loans made pursuant to the Second Amendment, the Tranche B Dollar Loan Reduction Effective Date, (3) in the case of the 2005 Additional Tranche B Dollar Loans made pursuant to the Third Amendment, the 2005 Tranche B Dollar Loan Reduction Effective Date or (4) in the case of the 2005 Tranche B Euro Replacement Loans made pursuant to the Third Amendment, the Amendment No. 3 Effective Date), in the case of a Borrowing of Base Rate Loans and (ii) three Business Days prior to the Closing Date (or, (1) in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date, (2) in the case of the Additional Tranche B Dollar Loans made pursuant to the Second Amendment, the Tranche B Dollar Loan Reduction Effective Date, (3) in the case of the 2005 Additional Tranche B Dollar Loans made pursuant to the Third Amendment, the 2005 Tranche B Dollar Loan Reduction Effective Date or (4) in the case of the 2005 Tranche B Euro Replacement Loans made pursuant to the Third Amendment, the Amendment No. 3 Effective Date), in the case of a Borrowing of Eurocurrency Rate Loans. The Notice of Borrowing shall specify (A) the Closing Date (or, (1) in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date, (2) in the case of the Additional Tranche B Dollar Loans made pursuant to the Second Amendment, the Tranche B Dollar Loan Reduction Effective Date, (3) in the case of the 2005 Additional Tranche B Dollar Loans made pursuant to the Third Amendment, the 2005 Tranche B Dollar Loan Reduction Effective Date or (4) in the case of the 2005 Tranche B Euro Replacement Loans made pursuant to the Third Amendment, the Amendment No. 3 Effective Date), (B) the aggregate amount and, in the case of Tranche B Borrowings, the currency, of such proposed Borrowings (C) whether any portion of the proposed Borrowings will be of Base Rate Loans or Eurocurrency Rate Loans, and (D) the initial Interest Period or Periods for any such Eurocurrency Rate Loans. Term Loans denominated in Dollars or Canadian Dollars shall be made as Base Rate Loans unless (subject to Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans)) the Notice of Borrowing specifies that all or a portion thereof shall be Eurocurrency Rate Loans. Tranche B Euro Loans shall be made as Eurocurrency Rate Loans and shall not be available as Base Rate Loans.

        Clause (c) of Section 2.6 (Repayment of Loans) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        (c) The Company promises to repay the Tranche B Dollar Loans in semi-annual installments payable on each date set forth below, each in an amount equal to the amount set forth opposite such date:

Date	Amount of Principal ($)
November 3, 2002	2,250,000.00
May 3, 2003	2,250,000.00
November 3, 2003	2,250,000.00
May 3, 2004	2,250,000.00
November 3, 2004	2,250,000.00
May 3, 2005	3,222,836.89
November 3, 2005	3,222,836.89
May 3, 2006	3,222,836.89
November 3, 2006	3,222,836.89
May 3, 2007	3,222,836.89
November 3, 2007	3,222,836.89
May 3, 2008	3,222,836.89
November 3, 2008	141,804,823.01
May 3, 2009	141,804,823.01
Tranche B Maturity Date	322,283,688.62

        Clause (b) of Section 2.8 (Optional Prepayments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      (b) Term Loans. Any Borrower may, upon at least three Business Days' prior notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of its Term Loans, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that if any prepayment of any Eurocurrency Rate Loan is made by a Borrower other than on the last day of an Interest Period for such Loan, such Borrower shall also pay any amounts owing pursuant to Section 2.14(e) (Breakage Costs); and, provided, further, that (i) each partial prepayment shall be in an aggregate amount not less than the applicable Minimum Currency Threshold and (ii) any such partial prepayment shall be applied to reduce ratably the remaining installments of such outstanding principal amount of the Term Loans specified by any Borrower to be so repaid. Upon the giving of such notice of prepayment, the principal amount of the Term Loans specified to be prepaid shall become due and payable on the date specified for such prepayment.

      Amendments to Article IV (Representations and Warranties)

        Section 4.16 (Use of Proceeds) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      Use of Proceeds The proceeds of (a) the Term Loans and the Intercompany Term Loans are being used by each Borrower or each Intercompany Borrower, as the case may be, solely (i) to finance a portion of the Acquisition and for the payment of related transaction costs, fees and expenses and (ii) to refinance existing Indebtedness to be Paid as more fully set forth on Schedule 4.16 (Use of Proceeds) and, (1) in the case of the Tranche C Loans made on the Tranche C Amendment Effective Date, to refinance the Tranche C Loans made on the Closing Date, (2) in the case of Additional Tranche B Dollar Loans made on the Tranche B Dollar Loan Reduction Effective Date, to refinance the aggregate principal amount of Tranche B Dollar Loans held by the Tranche B Dollar Lenders that shall not have consented to the Second Amendment on the Tranche B Dollar Loan Reduction Effective Date, (3) in the case of 2005 Additional Tranche B Dollar Loans made on the 2005 Tranche B Dollar Loan Reduction Effective Date, to refinance the aggregate principal amount of Tranche B Dollar Loans held by the Tranche B Dollar Lenders that shall not have consented to the Third Amendment on the 2005 Tranche B Dollar Loan Reduction Effective Date, and (4) in the case of 2005 Tranche B Euro Replacement Loans made on the Amendment No. 3 Effective Date, to refinance up to the aggregate principal amount of Tranche B Euro Loans held by the Tranche B Euro Lenders within three Business Days of the Amendment No. 3 Effective Date, and (b) the Revolving Loans, the Letters of Credit and the Intercompany Revolving Loans are being used by each Borrower or each Intercompany Borrower, as the case may be, solely (i) to refinance existing Indebtedness of such Borrower and its Subsidiaries, (ii) to finance a portion of the Acquisition and for the payment of related transaction costs, fees and expenses and (iii) for working capital and general corporate purposes, in each case.

      Amendments to Article V (Financial Covenants)

        Section 5.1 (Maximum Leverage Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        Section 5.1 Maximum Leverage Ratio

        The Company shall maintain a Leverage Ratio, as determined as of the last day of each Financial Covenant Period set forth below, for the Financial Covenant Period ending on such day of not more than the maximum ratio set forth below opposite such Financial Covenant Period:

Financial Covenant Period Ending Nearest To	Maximum Leverage Ratio
September 30, 2002	5.25 to 1
December 31, 2002	5.25 to 1
March 31, 2003	5.25 to 1
June 30, 2003	5.00 to 1
September 30, 2003	4.75 to 1
December 31, 2003	4.25 to 1
March 31, 2004	4.50 to 1
June 30, 2004	4.50 to 1
September 30, 2004	4.25 to 1
December 31, 2004	3.75 to 1
March 31, 2005	3.75 to 1
June 30, 2005	4.00 to 1
September 30, 2005	3.50 to 1
December 31, 2005	3.25 to 1
March 31, 2006	3.25 to 1
June 30, 2006	3.25 to 1
September 30, 2006	3.00 to 1
December 31, 2006	3.00 to 1
March 31, 2007	3.25 to 1
June 30, 2007	3.25 to 1
September 30, 2007	3.00 to 1
December 31, 2007	3.00 to 1
March 31, 2008	3.25 to 1
June 30, 2008	3.25 to 1
September 30, 2008	3.00 to 1
December 31, 2008	3.00 to 1
March 31, 2009	3.25 to 1
June 30, 2009	3.25 to 1
September 30, 2009 and thereafter	3.00 to 1

        Section 5.2 (Minimum Interest Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        Section 5.2 Minimum Interest Coverage Ratio

        The Company shall maintain an Interest Coverage Ratio, as determined as of the last day of each Financial Covenant Period, for the Financial Covenant Period ending on such day, of at least the minimum ratio set forth below opposite such Financial Covenant Period:

Financial Covenant Period Ending Nearest To	Minimum Interest Coverage Ratio
September 30, 2002	2.15 to 1
December 31, 2002	2.15 to 1
March 31, 2003	2.15 to 1
June 30, 2003	2.25 to 1
September 30, 2003	2.25 to 1
December 31, 2003	2.75 to 1
March 31, 2004	2.75 to 1
June 30, 2004	2.75 to 1
September 30, 2004	3.00 to 1
December 31, 2004	3.25 to 1
March 31, 2005	3.25 to 1
June 30, 2005 and thereafter	3.50 to 1

        Section 5.3 (Capital Expenditures) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      Section 5.3 Capital Expenditures

      The Company shall not permit Capital Expenditures to be made or incurred by any JD Entity during each of the Fiscal Years set forth below to be, in the aggregate over all such Capital Expenditures, in excess of the maximum amount set forth below for such Fiscal Year:

Fiscal Year	Maximum Capital Expenditures ($'000)
2002	148,400
2003	161,200
2004	122,600
2005 and thereafter	150,000

      provided, however, that to the extent that actual Capital Expenditures for any such Fiscal Year shall be less than the maximum amount set forth above for such Fiscal Year (without giving effect to the carryover permitted by this proviso), the difference between said stated maximum amount and such actual Capital Expenditures shall, in addition, be available for Capital Expenditures in the next succeeding Fiscal Year; provided further, however, that no portion of the such amount carried over from the previous Fiscal Year shall be allocated to Capital Expenditures in the next Fiscal Year until the amount allocated to the current Fiscal Year is exhausted.

      Amendments to Schedules to the Credit Agreement

            A new Schedule IB (2005 Additional Tranche B Dollar Commitments) is hereby added to the Credit Agreement with the contents thereof being as set forth in Schedule IB (2005 Additional Tranche B Dollar Commitments) hereto.

            A new Schedule IC (2005 Tranche B Euro Replacement Loan Commitments) is hereby added to the Credit Agreement with the contents thereof being as set forth in Schedule IA (2005 Tranche B Euro Replacement Loan Commitments) hereto.

(B) Effective as of the 2005 Tranche B Dollar Loan Reduction Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section  4 (Conditions Precedent to the 2005 Tranche B Dollar Loan Reduction) hereof, the Credit Agreement is hereby amended as follows:

      Amendments to Article I (Definitions, Interpretation and Accounting Terms)

        Clause (b) of the definition of "Applicable Margin" is hereby amended and restated in its entirety to read as follows:

(b) with respect to Tranche B Dollar Loans maintained as (i) Base Rate Loans, a rate equal to 0.75% per annum and (ii) Eurocurrency Rate Loans, a rate equal to 1.75% per annum,
    Conditions Precedent to the General Effectiveness of this Amendment

    This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the "Amendment No. 3 Effective Date") or duly waived by the Administrative Agent:

      Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 3 Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

        this Amendment, duly executed by the Borrowers, Holdings and the Administrative Agent;

        the Consent and Agreement, in the form attached hereto as Exhibit A (each, a "Subsidiary Consent"), executed by each of the Subsidiary Guarantors;

        the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a "Lender Consent"), executed by the Lenders which, when combined, constitute the Requisite Lenders;

        the Joinder Agreement, in the form attached hereto as Exhibit C, executed by each Lender with a 2005 Tranche B Euro Replacement Loan Commitment that is not a Lender prior to the Amendment No. 3 Effective Date;

        a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (b), (c), (d) and (e) below has been satisfied; and

        such additional documentation as the Lenders party to the Lenders' Consent or the Administrative Agent may reasonably require;

      Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender;

      Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 3 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;

      No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, on the Amendment No. 3 Effective Date;

      No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, on the Amendment No. 3 Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby;

      Notice of Prepayment. The Euro Borrower shall have delivered to the Administrative Agent an irrevocable notice of prepayment of the Tranche B Euro Loans stating the date of the Proposed Euro Prepayment and the aggregate amount of the Proposed Euro Prepayment:

      Fees and Expenses Paid. The Borrowers shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment No. 3 Effective Date including, without limitation, the fees set forth in Section 6 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and all other costs, expenses and fees due under any Loan Document.

    Conditions Precedent to the Tranche B Dollar Loan Reduction

    The consents and waivers set forth in Section 1(B) (Consents and Waivers) and the amendment set forth in Section 2(B) (Amendment to the Credit Agreement) shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (the "2005 Tranche B Dollar Loan Reduction Effective Date") or duly waived by the Administrative Agent:

      Amendment No. 3 Effective Date. The Amendment No. 3 Effective Date shall have occurred;

      Certain Documents. The Administrative Agent shall have received each of the following, each dated the 2005 Tranche B Dollar Loan Reduction Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

        an executed Lender Consent from each Tranche B Dollar Lender (other than the Tranche B Dollar Lenders that are not Consenting Lenders);

        the Joinder Agreement, in the form attached hereto as Exhibit C, executed by each Lender with a 2005 Additional Tranche B Dollar Commitment that is not a Lender prior to the Amendment No. 3 Effective Date.

      2005 Additional Tranche B Dollar Loans. The Company shall have received 2005 Additional Tranche B Dollar Commitments to fund 2005 Additional Tranche B Dollar Loans in an aggregate amount sufficient to prepay in full the Tranche B Dollar Loans held by the Tranche B Dollar Lenders that shall not have consented to this Amendment;
      Notice of Prepayment. The Company shall have delivered to the Administrative Agent an irrevocable notice of prepayment of the Tranche B Dollar Loans stating the date of the Proposed Dollar Prepayment and the aggregate amount of the Proposed Dollar Prepayment;
      Interest; Breakage Costs. The Company shall have paid all accrued and unpaid interest on the Tranche B Dollar Loans owing to the Tranche B Dollar Lenders that are not Consenting Lenders; provided, however, it is understood that the existing Interest Periods of the Tranche B Dollar Loans prior to the 2005 Tranche B Dollar Loan Reduction Effective Date shall continue on and after the 2005 Tranche B Dollar Loan Reduction Effective Date and shall accrue interest at the Applicable Margin in effect on the 2005 Tranche B Dollar Loan Reduction Effective Date. The Company shall have paid to the Tranche B Dollar Lenders that are not Consenting Lenders any amounts owing pursuant to Section 2.14(e) (Breakage Costs) of the Credit Agreement;
      Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith shall be true and correct in all material respects on and as of the 2005 Tranche B Dollar Loan Reduction Effective Date as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein; and
      No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing on the 2005 Tranche B Dollar Loan Reduction Effective Date.
    Representations and Warranties

    On and as of the Amendment No. 3 Effective Date and on and as of the 2005 Tranche B Dollar Loan Reduction Effective Date, after giving effect to this Amendment, the Borrowers and Holdings hereby represent and warrant to the Administrative Agent and each Lender as follows:

      this Amendment and the Subsidiary Consents have been duly authorized, executed and delivered by each Borrower, Holdings and each Guarantor, as applicable, and constitutes a legal, valid and binding obligation of each Borrower, Holdings and each Guarantor, as applicable, enforceable against each Borrower, Holdings and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment, and constitutes the legal, valid and binding obligation of each Borrower, Holdings and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

      no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

      no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

    Fees and Expenses

      As consideration for the execution of this Amendment, the Borrowers and each other Loan Party jointly and severally agrees to pay to the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed signature page (or a release from escrow of a signature page previously delivered in escrow) for this Amendment by 5 p.m. (New York Time) on April 4, 2005 (or such later date or time as the Administrative Agent and the Company may agree), an amendment fee equal to 0.05% of the sum of such Lender's Revolving Credit Commitments then in effect plus the amount of such Lender's outstanding Term Loans (after giving effect to the funding of such Lender's 2005 Additional Tranche B Dollar Loans (if any)).

      The Borrowers and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

    Reference to the Effect on the Loan Documents

      Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 3 Effective Date, or the 2005 Tranche B Dollar Loan Reduction Effective Date, as applicable.

      Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

      This Amendment is a Loan Document.

    Execution in Counterparts

    This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

    Governing Law

    This Amendment shall be governed by and construed in accordance with the law of the State of New York.

    Section Titles

    The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

    Notices

    All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

    Severability

    The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

    Successors

    The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

    Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

JohnsonDiversey, Inc.,
as Borrower

/s/ Joseph F. Smorada

Name: Joseph F. Smorada
Title: Executive Vice President & CFO

JohnsonDiversey Canada, Inc.,
as Borrower

By: /s/ Francisco Sanchez

Name: Francisco Sanchez
Title: Treasurer

JohnsonDiversey Holdings II B.V.,
as Borrower

By: /s/ Luis Machado

Name: Luis F. Machado
Title: Managing Director

Johnson Professional Co., Ltd.
as Borrowers

By: /s/ Morio Nishikawa

Name: Morio Nishikawa
Title: Regional President Japan

JohnsonDiversey Holdings, Inc.,
as Holdings

By: /s/ Joseph F. Smorada

Name: Joseph F. Smorada
Title: Vice President

Citicorp USA Inc.,
as Administrative Agent

By: /s/ Richard M. Levin

Name: Richard M. Levin
Title: Director

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS

The undersigned hereby consents to Amendment No. 3, Consent and Waiver, dated as of the date hereof, to the Credit Agreement (the "Amendment"; capitalized terms used herein but not defined herein are used with the meanings given them in the Amendment), entered into among JohnsonDiversey, Inc., a Delaware corporation, JohnsonDiversey Canada, Inc., an Ontario corporation, Johnson Diversey Holdings II B.V., a Dutch corporation, and Johnson Professional Co., Ltd, a Japanese corporation and Citicorp USA, Inc., as Administrative Agent on behalf each Lender executing a Lender Consent.

The undersigned further agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

This Consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent. Notices to parties hereto shall be given as provided in the Amendment.

The terms of this Consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent shall be governed by and construed in accordance with the law of the State of New York.

[Signature Page Follows]

In witness whereof, the undersigned has caused this Consent to be duly executed and delivered as of April 8, 2005.

U.S. Guarantors

Johnson Polymer, LLC

By: /s/ Joanne Brandes

Name: Joanne Brandes

Title: Vice President

Chemical Methods Associates, Inc.

Chemical Methods Leasco, Inc.

By: /s/ David Quast

Name: David Quast

Title: Secretary

Integrated Sanitation Management, Inc.

Johnson Diversey Puerto Rico, Inc.

Johnson Diversey Shareholdings, Inc.

Johnson Diversey Subsidiary #1 LLC

Johnson Wax Diversey Shareholdings, Inc.

Professional Shareholdings, Inc.

The Butcher Company

By: /s/ Luis Machado _

Name: Luis F. Machado

Title: Vice President

JDI CEE, Inc

By: /s/ Luis Machado

Name: Luis F. Machado

Title: Treasurer

DuBois International, Inc.

By: /s/ Luis Machado

Name: Luis F. Machado

Title: Assistant Secretary

Auto-C, LLC

JWP Investments, Inc.

By: /s/ Jeffrey Haufschil d

Name: Jeffrey Haufschild

Title: Assistant Treasurer

Non U.S. Guarantors:

Argentina:

JohnsonDiversey de Argentina

By: /s/ Pedro Chidichimo
Name: Pedro Chidichimo
Title: Managing Director

Australia:

JohnsonDiversey Australia Pty. Limited

Johnson Wax Professional Australia Pty. Ltd.

New Zealand:

JohnsonDiversey New Zealand Limited

By: /s/ Michael Shea
Name: Michael Shea
Title: Regional Finance Director/

Australia & New Zealand

Brazil:

DiverseyLever Brasil Ltda.

By: /s/ Breno Madiera
Name: Breno Madiera
Title: Finance Director

France:

Johnson Professional Holdings S.A.S.

JohnsonDiversey (France) S.A.S.

By: /s/ Marie-Helene Sekely
Name: Marie-Helene Sekely
Title: Managing Director

Germany:

DuBois Chemie GmbH

JohnsonDiversey Deutschland Management GmbH

JohnsonDiversey Deautschland GmbH & Co OHG

By: /s/ Herwarth Brune
Name: Herwarth Brune
Title: Managing Director

Hungary:

JohnsonDiversey Acting Off-shore Capital Management Limited Liability Company

By: /s/ Ildiko Berencsi

Name: Ildiko Berencsi
Title: Managing Director

Japan:

Diversey Co. Ltd.

Johnson Professional Co. Ltd.

JohnsonDiversey Co., Ltd.

Teepol, Ltd.

By: /s/ Morio Nishikawa
Name: Morio Nishikawa
Title: Regional President Japan

Netherlands:

JohnsonDiversey B.V.

Johnson Diversey Europe B.V.

Diversey IP International B.V.

By: /s/ Craig Donaldson
Name: Craig Donaldson
Title: Director

Netherlands:

JohnsonPolymer B.V.

By: /s/ Jaap Wierink
Name: Jaap Wierink
Title: Managing Director

Spain:

JohnsonDiversey España S.L.

By: /s/ Guillermo Lopez
Name: Guillermo Lopez

Title: Managing Director

Canada:

JohnsonDiversey Canada, Inc.

Turkey:

Kimya Sanayi ve Ticaret A.S.

By: /s/ David Quast
Name: David Quast
Title: Director

United Kingdom:

Diversey (Europe) Limited

Diversey (UK) Limited

JohnsonDiversey UK Holdings, Ltd.

JohnsonDiversey UK Ltd.

Diversey Industrial Limited

By: /s/ Emma Dobson
Name: Emma Dobson

Title: Finance Director

United Kingdom:

JohnsonDiversey Equipment Limited

By: /s/ Ken Bird
Name: Ken Bird
Title: Managing Director

Hungary:

JohnsonDiversey Hungary Ltd.

Netherlands:

JohnsonDiversey Holdings II B.V.

By: /s/ Luis Machado
Name: Luis F. Machado
Title: Managing Director

Italy:

JohnsonDiversey S.p.A.

Mexico:

JohnsonDiversey Mexico, S.A. de C.V.

Netherlands:

Johnson Wax Professional B.V.

Portugal:

JohnsonDiversey Portugal S.A.

S.C. Johnson Professional Productos Quimicos Lda.

By: /s/ Luis Machado
Name: Luis F. Machado
Title: Director

Acknowledged and Agreed
as of the date first above written:

Citicorp USA, Inc.
as Administrative Agent

By: /s/ Richard M. Levin

Name: Richard M. Levin
Title: Director

SCHEDULE IB

Lender	2005 Additional Tranche B Dollar Commitment
Citicorp USA, Inc.	$1,977,751.30

SCHEDULE IC

Lender	2005 Tranche B Euro Replacement Loan Commitment
Citicorp USA, Inc.	$242,409,273.07